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                                   EXHIBIT 24


         Know all men by these presents that each person whose name is signed below has made, constituted and appointed, and by this instrument does make, constitute and appoint Stephen A. Gary his or her true and lawful attorney with full power of substitution and resubstitution to affix for him or her and in his or her name, place and stead, as attorney-in-fact, his or her signature as director or officer, or both, of Savings Bancorp, Inc., an Ohio corporation (the "Company"), to a Registration Statement on Form S-4 registering under the Securities Act of 1933, common shares of the Company to be issued in connection with the merger of The Savings Bank and Savings Interim Bank, and to any and all amendments, post-effective amendments and exhibits to that Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he might or could do if personally present, and hereby ratifying and confirming all that said attorney-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed at Circleville, Ohio, this 2nd day of October, 2000.


/s/ John E. Bowers                              Director
-------------------------------
John E. Bowers

/s/ Walter J. Garner                            Director and Vice President
-------------------------------
Walter J. Garner

/s/ H. Scott Clifton                            Director
-------------------------------
H. Scott Clifton


/s/ Thomas F. Tootle                            Director and Chairman
-------------------------------                 of the Board of Directors
Thomas F. Tootle

/s/ Robert L. Baum                              Director
-------------------------------
Robert L. Baum

/s/ Walton W. Spangler                          Director
-------------------------------
Walton W. Spangler

/s/ Ned W. Harden                               Director
-------------------------------
Ned W. Harden

/s/ David S. Goldschmidt                        Director
-------------------------------
David S. Goldschmidt

/s/ Connie L. Campbell                          Secretary and Treasurer
-------------------------------
Connie L. Campbell